EARNINGS CALL 1st Quarter 2024 April 19, 2024

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the three months ended March 31, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

1st Quarter 2024 | Financial Highlights

Earnings & Profitability	Q1 2024[1]	Q4 2023	Q1 2023
Earnings per Share	$ 1.60 / $1.72	$ 1.33	$ 1.28
Net Income	$ 177.4 /$190.9	$ 147.9	$ 142.2
Net Revenue	$728.8	$ 682.2	$ 551.9
Pre-Provision Net Revenue[2]	$ 247.0 /$264.6	$ 220.3	$ 204.0
Net Interest Margin	3.60%	3.65%	3.79%
Efficiency Ratio, Adjusted[2]	57.3% / 54.4%	59.1%	55.1%
ROAA	0.98% / 1.06%	0.84%	0.81%
ROTCE[2]	13.4% / 14.5%	11.9%	12.2%
Balance Sheet & Capital			
Total Loans	$ 50,700	$ 50,297	$ 46,435
Total Deposits	$ 62,228	$ 55,333	$ 47,587
CET1 Ratio	11.0%	10.8%	9.4%
TCE Ratio[2]	6.8%	7.3%	6.5%
Tangible Book Value per Share[2]	$ 47.30	$ 46.72	$ 41.56
Asset Quality			
Provision for Credit losses	$ 15.2	$ 9.3	$ 19.4
Net Loan Charge-Offs	$ 9.8	$ 8.5	$ 6.0
Net Loan Charge-Offs/Avg. Loans	0.08%	0.07%	0.05%
Total Loan ACL/Funded HFI Loans[3]	0.74%	0.73%	0.75%
NPAs[4]/Total Assets	0.53%	0.40%	0.17%

Dollars in millions, except EPS

Highlights

Net Income
$177.4 million
or $190.9 million[1]

EPS
$1.60
or $1.72[1]

PPNR[2]
Q1: $247.0 million
or $264.6 million[1]

ROTCE[2]
13.4%
or 14.5%[1]

Deposit Growth
Q1: $6.9 billion
30.8% Y-o-Y

Capital
CET1 Ratio: 11.0%
TCE Ratio[2]: 6.8%

Tangible Book Value PER SHARE[2]
$47.30
13.8% Y-o-Y

NPAs[4] / Total Assets
0.53%

1) Q1-24 earnings and profitability results are shown both including and excluding the recognized FDIC assessment of $17.6 million, and related tax effect.
2) Refer to slide 2 for further discussion of Non-GAAP financial measures.
3) Ratio includes an allowance for credit losses of $14.2 million as of March 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
4) Nonperforming assets includes nonaccrual loans and repossessed assets.

Western Alliance Bancorporation®

3

Quarterly Income Statement

		Q1-24		Q4-23		Q1-23
Interest Income	$	1,055.0	$	1,039.0	$	968.9
Interest Expense		(456.1)		(447.3)		(359.0)
Net Interest Income	**$**	**598.9** 1	**$**	**591.7**	**$**	**609.9**
Mortgage Banking Related Activity		91.7		56.9		73.3
Fair Value Gain (Loss) Adjustments, Net		0.3		1.3		(147.8)
Loss on Sales of Investment Securities		(0.9)		(14.8)		(12.5)
Other		38.8		47.1		29.0
Non-Interest Income	**$**	**129.9** 2	**$**	**90.5**	**$**	**(58.0)**
Net Revenue	**$**	**728.8**	**$**	**682.2**	**$**	**551.9**
Salaries and Employee Benefits		(154.9)		(134.6)		(148.9)
Deposit Costs		(137.0)		(131.0)		(86.9)
Insurance		(58.9) 3		(108.6)		(15.7)
Gain on Extinguishment of Debt		—		39.3		12.7
Other		(131.0)		(127.0)		(109.1)
Non-Interest Expense	**$**	**(481.8)**	**$**	**(461.9)**	**$**	**(347.9)**
Pre-Provision Net Revenue[1]	**$**	**247.0**	**$**	**220.3**	**$**	**204.0**
Provision for Credit Losses		(15.2) 4		(9.3)		(19.4)
Pre-Tax Income	**$**	**231.8**	**$**	**211.0**	**$**	**184.6**
Income Tax		(54.4) 5		(63.1)		(42.4)
Net Income	**$**	**177.4**	**$**	**147.9**	**$**	**142.2**
Dividends on preferred stock		(3.2)		(3.2)		(3.2)
Net income available to common stockholders / Ex. notable items[1]	**$**	**174.2 / $187.7**	**$**	**144.7**	**$**	**139.0**
Diluted Shares		**109.0**		**108.7**		**108.3**
Earnings Per Share/ Ex. notable items[1]	**$**	**1.60 / $1.72**	**$**	**1.33**	**$**	**1.28**

Dollars in millions, except EPS

Q1 2024 Highlights

1 **Net Interest Income increased $7.2 million** primarily from higher earning asset balances and lower average borrowings

2 **Non-Interest Income increased $39.4 million** primarily driven by the following:

- An increase in net loan servicing revenue and lower losses on investment securities sales

Mortgage Banking Metrics

- $9.7 billion mortgage loan production in Q1 (85% purchase / 15% refinance), down 4% compared to Q4 and up 22% to Q1 2023
- $9.8 billion interest rate lock commitment volume in Q1, down 6% compared to Q4 and up 20% to Q1 2023
- Gain on Sale margin[2] of 29 bps in Q1, compared to 30 bps in Q4 and 26 bps in Q1 2023
- $65.6 billion in servicing portfolio UPB

3 **Insurance decreased $49.7 million,** primarily related to an FDIC special assessment charge of $17.6 million in Q1 compared to $66.3 million in Q4

4 **Provision for Credit Losses of $15.2 million,** mostly due to loan growth, net charge-offs of $9.8 million, and a stable economic outlook

5 **Income Tax decreased $8.7 million despite higher pre-tax income** as the Q4 effective tax rate was impacted by timing of benefits from Low-Income Housing Tax Credit investments

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

4

Consolidated Balance Sheet

	Q1-24		Q4-23	Q1-23
Securities & Cash	$ 19,642	1	$ 14,288	$ 12,744
Loans, HFS	1,841		1,402	7,022
Loans, HFI	50,700	2	50,297	46,435
Allowance for Loan Losses	(340)		(337)	(305)
Mortgage Servicing Rights	1,178		1,124	910
Goodwill and Intangibles	666		669	677
Other Assets	3,302		3,419	3,564
Total Assets	**$ 76,989**		**$ 70,862**	**$ 71,047**
Deposits	$62,228	3	$55,333	$47,587
Borrowings	6,221	4	7,230	15,853
Qualifying Debt	896		895	895
Other Liabilities	1,472		1,326	1,191
Total Liabilities	**$ 70,817**		**$ 64,784**	**$ 65,526**
Stockholders' Equity	6,172	5	6,078	5,521
Total Liabilities and Equity	**$ 76,989**		**$ 70,862**	**$ 71,047**
		6		
Tangible Book Value Per Share[1]	**$ 47.30**		**$ 46.72**	**$ 41.56**

Dollars in millions, except per share data

Q1 2024 Highlights

1. **Securities & Cash increased $5.4 billion, or 37.5%, to $19.6 billion** and increased $6.9 billion, or 54.1%, over prior year
2. **Loans, HFI increased $403 million, or 0.8%,** and increased $4.3 billion, or 9.2%, over prior year
3. **Deposits increased $6.9 billion, or 12.5%, to $62.2 billion** and increased $14.6 billion, or 30.8%, over prior year
4. **Borrowings decreased $1.0 billion** primarily related to repayment of short-term borrowings
5. **Stockholders' Equity increased $94 million** as a function of net income, partially offset by OCI losses and dividends
6. **Tangible Book Value/Share[1] increased $0.58, or 1.2%,** and increased $5.74, or 13.8%, over prior year

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

5

6 $4.3 Billion Year Over Year Growth $15.5 $16.7 $18.3 $19.1 $19.7 $1.8 $1.8 $1.8 $1.8 $1.9$9.6 $9.9 $9.8 $9.7 $9.6 $4.4 $4.4 $4.7 $4.9 $4.8 $15.1 $15.1 $14.8 $14.8 $14.7 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 32.5% 3.9% 20.7% 33.4% 9.5% 28.9% 3.7% 19.0% 39.0% 9.4% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $46.4 -$5.4 $47.9 +$1.4 $49.4 +$1.6 $50.3 +$0.9 $50.7 +$0.4 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Five Quarter Loan Composition Q1 2024 Highlights Quarter-over-quarter loan increase of $403 million driven by (in millions): C&I $646 CRE, OO 49 Offset by decrease in: Residential & Consumer (171) Construction & Land (108) CRE, Non-OO (13) Total $403 Year-over-year loan increase of $4.3 billion driven by (in millions): C&I $4,246 Construction & Land 374 CRE, OO 50 CRE, Non-OO 20 Offset by decrease in: Residential & Consumer (425) Total $4,265 29.5% 3.6% 19.2% 38.0% 9.7% 4.29% 6.06% 7.87% 7.48% 9.57% Q1-24 Avg. Yields1 Total Yield 6.77% 1) Average yields on loans have been adjusted to a tax equivalent basis.

7 Q1 2024 Highlights $16.5 $16.7 $18.0 $14.5 $18.4 $10.7 $12.6 $12.8 $15.9 $16.9 $13.8 $13.1 $14.7 $14.8 $16.2$6.6 $8.6 $8.8 $10.1 $10.7 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 22.5% 13.8% 34.6% 29.1% 27.3% 17.1% 29.6% 26.0% $14.6 Billion Year Over Year Growth CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA $51.0 +$3.5 $47.6 $-6.1 $55.3 +$1.0 $62.2 +$6.9 Quarter-over-quarter deposit growth of $6.9 billion as follows (in millions): Non-Interest Bearing DDA $3,879 Interest-Bearing DDA 1,049 Savings and MMDA 1,403 CDs 564 Total $6,895 $54.3 +$3.2 Total Deposits Qtr Change Five Quarter Deposit Composition Q1-24 Avg. Costs Total Cost 2.56% Dollars in billions, unless otherwise indicated 5.11% 3.00% N/A 3.43% 28.8% 18.3% 26.2% 26.7% Deposit Composition (By Business Line) • 30% of total deposits are non-interest bearing • Approximately 39% have no ECRs 29% 20% 8% 14% 9% 2% 6% 12%Regions Mtg WH Tech & Innov. HOA Sttlmt Svcs Bus. Escrow Svcs and Corp. Trust Digital Consumer Other

Net Interest Drivers

Securities Portfolio and Yield


4.68%
4.76%
4.91%
4.99%
4.66%
$9.1
$10.1
$11.2
$12.7
$16.1
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Total Investments

Loans and HFI Yield


6.28%
6.48%
6.73%
6.65%
6.77%
$7.0
$3.2
$1.8
$1.4
$1.8
$46.4
$47.9
$49.4
$50.3
$50.7
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
HFI Loans
HFS Loans

Interest Bearing Deposits and Cost


2.75%
3.08%
3.49%
3.56%
3.67%
$31.1
$34.3
$36.3
$40.8
$43.8
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Interest Bearing Deposits

Deposits, Borrowings, and Cost of Liability Funding


2.27%
2.85%
2.80%
2.82%
2.82%
$16.8
$10.5
$9.6
$8.1
$7.1
$16.5
$16.7
$18.0
$14.5
$18.4
$31.1
$34.3
$36.3
$40.8
$43.8
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q1 2024 Highlights

- **Loan yields increased 12 bps** due to asset repricing in higher rate environment
  - **Loans, HFI growth back-weighted to end of quarter:** End of period balance was ~$1 billion higher than average balance
- **Yield on Loans, HFS increased 9 bps** to 6.51%
- **Securities Portfolio yields decreased 33 bps,** primarily related to $4.8 billion growth in HQLA securities
  - **Enhanced liquidity profile:** Unencumbered HQLAs and cash represent 52% of Securities & Cash, compared to 26% in Q4
- **Cost of interest-bearing deposits increased 11 bps, and total cost of funds remained flat at 2.82%**
- **Prioritizing optimization of liability structure** by utilizing deposits to pay down short-term borrowings and build HQLA securities
  - Average short-term borrowings decreased $1.8 billion in Q1 to $3.7 billion, or 8%, of average interest-bearing liabilities, compared to 12% in Q4

Western Alliance Bancorporation®

8

9 Net Interest Income and Net Interest Margin $609.9 $550.3 $587.0 $591.7 $598.9 3.79% 3.42% 3.67% 3.65% 3.60% Net Interest Margin Net Interest Income Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 $66.2 $65.6 $64.5 $65.3 $68.0 $52.0 $46.8 $48.1 $49.6 $49.7 $2.1 $6.3 $3.1 $1.8 $2.4 $8.8 $9.9 $10.4 $11.3 $12.9 $3.3 $2.6 $2.9 $2.6 $3.0 5.99% 6.17% 6.37% 6.37% 6.29% Loans Loans HFS Securities Cash & Other Average Yield Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Average Earning Assets & Average Yield Dollars in millions Dollars in billions Net Interest Income Q1 2024 Highlights 4% 19% 4% 3% 13% 5% 4% 19% 4% 73% 79% 73% • Net Interest Income increased $7.2 million, or 1.2%, primarily due to a higher average earning assets balance and lower average short-term borrowings • NIM decreased 5 bps, driven by the increase in average balances on interest-bearing deposits outpacing the increase in average earning assets • Yield on Average Earning Assets decreased 8 bps to 6.29% due to earning asset mix shift into securities • Average Earning Assets grew $2.7 billion, or 4.1%, primarily deployed into HQLA securities • Average securities and cash increased $2.0 billion to $15.9 billion, or 23% of average interest earning assets in Q1-24, compared to 21% in Q4-23 and 18% in Q1-23

Non-Interest Expenses and Efficiency[1]

Non-Interest Expenses and Efficiency Ratio



62.0%
57.1%
58.8%
66.8%
65.2%
43.2%
50.5%
50.0%
47.2%
54.4%
$347.9
$387.4
$426.2
$461.9
$481.8
FDIC Special Assessment:
Q4-23 $66.3
Q1-24 $17.6
Q1-23 2
Q2-23
Q3-23
Q4-23 3
Q1-24 3
Non-Interest Expenses
Efficiency Ratio
Adj. Efficiency Ratio

Breakdown of Non-Interest Expenses



FDIC Special Assessment:
Q4-23 $66.3
Q1-24 $17.6
$15.7
$86.9
$148.9
$96.5
$33.0
$91.0
$145.6
$117.8
$33.1
$127.8
$137.2
$128.1
$108.6
$131.0
$134.6
$87.7
$58.9
$137.0
$154.9
$131.0
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Insurance
Salaries & Employee Benefits
Deposit Costs
Other Operating Expenses

Dollars in millions

Q1 2024 Highlights

- **Adjusted efficiency ratio[1] (excluding deposit costs and FDIC special assessment) increased 720 bps to 54.4%**, driven primarily by the gain on debt extinguishment of $39.3 million recognized in Q4-23
- Efficiency ratio[1] decreased 160 bps to 65.2% and increased 320 bps from the same period last year
- **Notable Items consisting of the FDIC special assessment increased non-interest expense by $17.6 million** in Q1-24
  - FDIC special assessment: $17.6 million in Q1-24, compared to $66.3 million in Q4-23
- **Deposit Costs increased $6.0 million to $137.0 million** from higher average ECR-related deposit balances
  - Total ECR-related deposit balances of $22.2 billion in Q1-24
  - Average ECR-related deposits of $21.4 billion in Q1-24 compared to $19.9 billion in Q4-23 and $14.8 billion in Q1-23
- **Salaries & Employee Benefits increased $20.3 million to $154.9 million** related to seasonal compensation costs

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Q1-23 is adjusted to exclude $147.6 million of pre-tax net non-operating charges.
3) Adjusted efficiency ratio further excludes pre-tax FDIC special assessment of $66.3 million in Q4-23 and $17.6 million in Q1-24.

Western Alliance Bancorporation®

10

11 0.65% 0.89% 0.90% 0.95% 1.01% 0.17% 0.39% 0.35% 0.40% 0.53% Classified Assets / Total Assets NPLs + OREO / Total Assets Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 $459 $604 $639 $673 $781 $11 $11 $8 $8 $8$107 $256 $237 $273 $399 $341 $337 $394 $392 $374 OREO Non-Performing Loans Classified Accruing Assets Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Dollars in millions Asset Quality RatiosSpecial Mention Loans • Asset quality remained stable, as the aggregate net decrease in Special Mention Loans and Classified Assets was $139 million • Special Mention Loans decreased $247 million to $394 million (78 bps to Funded Loans) • Total Classified Assets increased $108 million to $781 million (101 bps to Total Assets) • Non-Performing Assets (Non-Performing Loans + OREO) increased $126 million to $407 million (53 bps to Total Assets) • Over the last 10+ years, only ~1% of Special Mention loans have migrated to lossClassified Assets $320 $694 $668 $641 $394 0.69% 1.45% 1.35% 1.27% 0.78% Special Mention Loans SM / Funded Loans Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q1 2024 Highlights Classified Assets Mix 36% 10% 9% 7% 2% CRE Investor C&I Resi Construction CRE OO Securities2% Other 24% Office 10% Hotel Asset Quality

Credit Losses and ACL Ratios

Q1 2024 Highlights

Allowance for Credit Losses



$9
$45
$305
$10
$41
$321
$11
$38
$327
$9
$32
$337
$10
$33
$340
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.[1]

Gross Loan Charge-offs and Recoveries



Gross Charge-Offs
Recoveries
$9.2
$8.2
$8.5
$9.3
$10.2
$(3.2)
$(0.8)
$(0.5)
$(0.8)
$(0.4)
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24

Loan ACL Adequacy Ratios[2,3]



327%
141%
154%
135%
94%
0.75%
0.76%
0.74%
0.73%
0.74%
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

- **Provision Expense of $15.2 million,** primarily reflective of loan growth, net charge-offs and a stable economic outlook
- **Net Loan Charge-Offs of $9.8 million, 8 bps,** compared to $8.5 million, 7 bps, in Q4
- Total Loan ACL / Funded Loans[3] increased 1 bp to 0.74%
  - **Total Loan ACL / Funded Loans[3] less loans covered by Credit Linked Notes (CLN) is 0.90%**
- **20% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $14.2 million as of March 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
4) As of March 31, 2024, CLNs cover a substantial portion of Residential ($9.0 billion) loans outstanding.

Western Alliance Bancorporation®

12

13 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels • CET1 up 20 bps to 11.0% Tangible Common Equity / Tangible Assets1 • TCE / TA decreased to 6.8% due to asset growth Capital Accretion • Growth in CET1 quarter-over-quarter reflects strong organic excess capital generation 9.4% 10.1% 10.6% 10.8% 11.0% 6.5% 7.0% 6.8% 7.3% 6.8% CET1 Ratio TCE/TA Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 1) Refer to slide 2 for further discussion of Non-GAAP financial measures 12.1% 13.0% 13.5% 13.7% 14.0% 10.1% 10.8% 11.3% 11.5% 11.7% 7.8% 8.1% 8.5% 8.6% 8.5% Leverage Ratio Tier 1 Ratio Total RBC Ratio Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q1 2024 Highlights Common Capital Levels Capital Accumulation Regulatory Capital Levels 1

14 500% 573% 67% 124% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 0x 1x 2x 3x 4x 5x 6x Tangible Book Value per Share1 • TBVPS increased $0.58 to $47.30 from organic earnings • Increased 1.2% quarter-over-quarter, non-annualized • Increased 13.8% year-over-year • 19.1% CAGR since year end 2013 • TBVPS has increased 7.5x that of peers • Quarterly common stock cash dividend of $0.37 per share 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. Note: Peers consist of the 19 major exchange traded US banks with total assets between $50 and $250 billion as of December 31, 2023, excluding target banks of pending acquisitions. TSR performance is through March 31, 2024. S&P Global Market Intelligence. Q1 2024 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back

15 Management Outlook Balance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income (Ex.) 1 Non-interest Expense (Ex.) 2 Net Charge-Offs Effective Tax Rate Reference Period Baseline 2024 Outlook YE 2023 Loans (HFI): $50.3 bn Deposits: $55.3 bn Loans (HFI): +$4.0 bn Deposits: +$11.0 bn YE 2023 10.8% >11.0% Q4 2023 Ann. $2.37 bn Up 5% - 10% FY 2023 $397 mm Up 10% - 20% Q4 2023 Ann. $1.74 bn Up 6% - 9% FY 2023 6 bps 10 bps - 15 bps FY 2023 • Assumes (2) 25 bp fed funds cuts in H2 2024 23% 22% - 23% 1) Baseline Non-Interest Income excludes $116 million of FV adjustments. 2) Q4 2023 Annualized excludes: Gain on Debt Extinguishment of $39.3 million and FDIC Special Assessment of $66.3 million. • Inclusive of ECR-related Deposit Costs

Questions & Answers

Appendix

Key Reserve Level Ratios

Reserve levels enhanced by credit protection and low loss loan categories

Adjusted Total Loan ACL / Funded Loans: Q1-24



0.74%
0.90%
0.16%
0.91%
0.01%
1.05%
0.03% EBOs3
0.11% Resi
1.31%
0.26%
Total Loan ACL / Funded Loans 1,2
Loans Covered by CLNs
EFR Loans
Residential Loans
Mortgage Warehouse Loans
1
2
3
4
5

Q1 2024 Highlights

- WAL remains appropriately reserved, especially when considering credit protection from CLNs and historically low loss loan categories
- **Total Loan ACL / Funded Loans of 0.74%**
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 0.90%
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is 1.31%
    - **10x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is <4 years
  - Adj. total ACL covers >25x historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $14.2 million as of March 31, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Loss rates are based on the period from Q1-14 – Q1-24.

Western Alliance Bancorporation®

18

19 Commercial Real Estate Investor Statistics CRE Investor Portfolio ($9.6 billion; 19% of Total Loans) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 22% 24% 29% 16% 5% 4% <=40% 41-50% 51-60% 61-70% 71-80% >80% 41% 26% 8% 7% 6% 4% 2% 1% 1% 1% 3% 48% 59% 58% 48% 42% 34% 32% 41% 52% 45% 49% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Data Center Senior C are Medical Mini-S torage Other Low uncovered risk with re-margin provisions • Only $652 million of Multi-Family concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure

Commercial Real Estate Investor: Office

$2.5 Billion; 26% of Total CRE Investor; 5% of Total Loans

Distribution by LTV



8%
14%
37%
28%
6%
7%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures



1%
10%
2%
87%
Suburban
Small City/Town
Midtown
CBD

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - 2% in CBD, 10% in Midtown, 1% Small City/Town and **87% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 62%, Class B: 35%, Class C: 3%
  - 93% of Class B & C exposures have LTVs < 70%
- **Limited near-term maturity risk**
  - 11% to mature in 2024; 89% maturing in 2025 and beyond

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, "as stabilized" values for income producing properties.

20

21 Superior Deposit Liquidity and Fortified Adjusted Capital Excellent Combined Insured/Collateralized Deposits & CET1 Capital Adjusting for AOCI Securities Marks Insured Deposits % vs. CET1 Adj. (Incl. of AOCI Unrealized Securities Marks) for Top 50 Banks by Assets Insured/collateralized deposits for peers from SEC filings or 12/31/23 RC-O data. Collateralized deposits for peers uses YE23 RC-E data. Includes Top-50 publicly traded banks headquartered in the US by assets as of December 31, 2023. Source: S&P Global Market Intelligence, Call reports. CET1 adj. for AOCI (Q4-23) *I ns ur ed /C ol la te ra liz ed D ep os its % (Q 4- 23 ) ABCB ASB BAC BANC BKU BOKF BPOP C CADE CBSH CFG CFR CMA COLB EWBC FCNC.A FHB FHN FIBK FITB FNB FULT GBCI HBAN HWC JPM KEY MTB NYCB ONB OZK PB PNC PNFP RF SFNC SNV SSB TCBI TFC UBSI UCBI UMBF USB VLY WAL WBS WFC WTFC ZION 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% 50% 55% 60% 65% 70% 75% 80% 85% WAL Adj. CET1: 10.0% (Q1-24)